Exhibit 10.1
                             SECURED PROMISSORY NOTE




$70,000.00                                                          May 31, 2004

     FOR VALUE RECEIVED, the undersigned, Tulix Systems, Inc., a Georgia corporation ("Maker"), promises to pay to the order of HomeCom Communications, Inc., a Delaware corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), at the office of Payee at 90 Grove Street, Suite 202, Ridgefield, Connecticut 06877, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of SEVENTY THOUSAND AND NO/100THS DOLLARS ($70,000.00).

     The principal amount hereof shall be due and payable on May 31, 2005 (the "Maturity Date").

     Interest on the outstanding unpaid principal amount hereof shall accrue at the rate of seven percent (7.0%) per annum (computed on the basis of a 360-day year), beginning on the date hereof, and shall be due and payable on the Maturity Date.

     The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

     Time is of the essence of this Note. This Note is secured pursuant to the terms of that certain Security Agreement, of even date herewith, between Maker and Payee, as amended, supplemented or restated from time to time (the "Security Agreement"). It is hereby expressly agreed that in the event that any Event of Default shall occur under and as defined in the Security Agreement, which Event of Default is not cured following the giving of any applicable notice and within any applicable cure period set forth in the Security Agreement, then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Security Agreement and/or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any Event of Default as set forth herein and during any period that Maker shall have failed to make payment of any principal or interest due hereunder, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is seven percentage points (7.0%) in excess of the above-specified interest rate, or (ii) the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Event of Default.

     In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     The indebtedness and other obligations evidenced by this Note are further evidenced by (i) that certain Asset Purchase Agreement, dated as of March 27, 2003, by and between Maker and Payee and, for purposes of Section 9(b) thereof, Gia Bokuchava, Nino Doijashvili and Timothy R. Robinson, (ii) the Security Agreement and (iii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee, as more specifically described in the Security Agreement.

     All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

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

     This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Delaware, except to the extent that federal law may be applicable to the determination of the Maximum Rate. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     Maker hereby irrevocably consents to the jurisdiction of the United States District Court and of all state courts sitting in New Castle County, Delaware, for the purpose of any litigation to which Holder may be a party and which concerns this Note or the indebtedness evidenced hereby. It is further agreed that venue for any such action shall lie exclusively with courts sitting in New Castle County, Delaware, unless Holder agrees to the contrary in writing.

     HOLDER AND MAKER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

     As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.







                            (Signature page follows.)









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





     IN WITNESS WHEREOF, Maker, on the day and year first above written, has caused this Note to be executed under seal.

                                            MAKER:
                                            ------

                                            TULIX SYSTEMS, INC.,
                                            a Georgia corporation

                                            By: /s/ Gia Bokuchava
                                            ---------------------
                                            Name: Gia Bokuchava
                                            Title: President and Chief Executive
                                                   Officer


                                            [CORPORATE SEAL]













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